SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    August 22, 2003

THE SOUTHERN BANC COMPANY, INC.

(Exact name of registrant as specified in charter)

Delaware	1-13964	63-1146351
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

221 S. 6th Street, Gadsden, Alabama	35901-4102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 543-3860

Item 12.  Results of Operations and Financial Condition

On August 22, 2003, the Registrant announced its results of operations for the quarter and fiscal year ended June 30, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTHERN BANC COMPANY, INC.

DATE: August 26, 2003	By:	/s/ Gates Little

Gates Little Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number 99.1	Press Release, dated August 22, 2003, issued by the Registrant.